Exhibit 10.55

FOURTH AMENDMENT

TO

REVOLVING CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Fourth Amendment to Revolving Credit Agreement and First Amendment to Security Agreement dated as of April 22, 2002 (the “Fourth Amendment”), by and among PEREGRINE SYSTEMS, INC., a Delaware corporation (the “Borrower”), FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the “Lenders”), amending certain provisions of (a) the Revolving Credit Agreement dated as of October 29, 2001 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders and FLEET NATIONAL BANK in its capacity as administrative agent for the Lenders (the “Administrative Agent”); and (b) the Security Agreement dated as of October 29, 2001 (as amended and in effect from time to time, the “Security Agreement”) by and between the Borrower and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrower and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement and the Security Agreement as specifically set forth in this Fourth Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.          Amendment to §l.l of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)           The definition of “Applicable Margin” is hereby amended by deleting the chart which appears in such definition in its entirety and restating such chart as follows:

Level	Leverage Ratio	Base Rate Loans	Eurodollar Rate Loans	Letter of Credit Fees	Commitment Fee
IB	Greater than or equal to 4.00:1.00	1.25%	3.50%	1.00%	.50%
IA	Less than 4:00:1.00 but greater than or equal 3.00:1.00	0.75%	3.00%	1.00%	.50%

I	Less than 3.00:1.00 but greater than or equal to 2.00:1.00	0%	2.25%	1.00%	.50%
II	Less than 2.00:1.00 but greater than or equal to 1.50:1.00	0%	1.75%	1.00%	.50%
III	Less than 1.50: 1.00 but greater than or equal to 1.00:1.00	0%	1.50%	1.00%	.375%
IV	Less than 1.00:1.00	0%	1.25%	1.00%	.375%

(b)           The definition of “Security Documents” is hereby amended by inserting immediately after the words “the Stock Pledge Agreements” a comma and the words “the Pledge Agreement”.

(c)           Section 1.1 of the Credit Agreement is further amended by inserting the following definition in the appropriate alphabetical order:

Pledge Agreement.  The Pledge Agreement, dated or to be dated on or prior to April 22, 2002, between the Borrower and the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent.

§2.          Amendment to §8 of the Credit Agreement.  Section 8 of the Credit Agreement is hereby amended as follows:

(a)           Section 8.18 of the Credit Agreement is hereby amended by deleting the words “by not later than one hundred sixty (160) days after the Closing Date” which appear in the last sentence thereof and substituting in place thereof the words “by not later than May 15, 2002”

(b)           Section 8.20 of the Credit Agreement is hereby amended by deleting §8.20 in its entirety and restating it as follows:

8.20.       Pledge of Certain Cash Collateral.  The Borrower shall, by not later than April 22, 2002 cash collateralize one hundred percent (100%) of the Obligations (including, without limitation, the Maximum Drawing Amount of all issued and outstanding Letters of Credit) and, in connection therewith shall execute and deliver to the Administrative Agent the Pledge Agreement and such other documentation as the Administrative Agent may reasonably request. In addition, the Borrower hereby agrees that at no time shall the aggregate amount of all cash collateral so pledged pursuant to hereto and pursuant to the Pledge Agreement be in an amount which is less than one hundred percent (100%) of the outstanding amount of the Obligations (including, without limitation, the Maximum Drawing Amount of all issued and outstanding Letters of Credit).

§3.          Amendment to §12 of the Credit Agreement.  Section 12 of the Credit Agreement is hereby amended by inserting immediately after the text of §12.4 the following:

12.5.  Delivery of Cash Collateral.  The Borrower shall have delivered to the Administrative Agent cash collateral in an amount equal to one hundred percent (100%) of the aggregate amount of any Revolving Credit Loan or Maximum Drawing Amount of any Letter of Credit requested and shall provide the Administrative Agent with evidence satisfactory to the Administrative Agent that after giving effect to the making of such Revolving Credit Loan or issuance, extension or renewal of such Letter of Credit, §8.20 hereof will be satisfied.

§4.          Amendment to Security Agreement.  The Security Agreement is hereby amended by deleting the words “all (a) accounts and (b) all securities” which appear in the first sentence of §2 thereof and substituting in place thereof the words “all (a) accounts, (b) cash, securities and investment property in Account No. PER23179 with the Administrative Agent and (c) all securities”.

§5.          Conditions to Effectiveness.  This Fourth Amendment shall not become effective until the Administrative Agent receives the following:

(a)           a counterpart of this Fourth Amendment, executed by the Borrower, each Guarantor and the Lenders; and

(b)           a counterpart of the Pledge Agreement, executed by the Borrower and the Administrative Agent, together with evidence that the Borrower has delivered to the Administrative Agent cash in a sufficient amount to cash collateralize one hundred percent (100%) of the Obligations (including, without limitation, the Maximum Drawing Amount of all issued and outstanding Letters of Credit).

§6.          Representations and Warranties.  The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in §7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date and except as to the representation made in §7.11 as it pertains to compliance with certain of the covenants contained in §10 for the fiscal quarter ended March 31, 2002, provided nothing contained herein shall be construed as a waiver of any such covenants), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Fourth Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

§7.          Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§8.          No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower, any Guarantor or any rights of the Administrative Agent or the Lenders consequent thereon.

§9.          Counterparts.  This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§10.        Governing Law.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.

PEREGRINE SYSTEMS, INC.

By:	/s/ Matt Gless
Name: Matt Gless
Title: CFO

FLEET NATIONAL BANK

By.	/s/ George A. Nicholson
George A. Nicholson, Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ JAMES HEIM
Name: JAMES HEIM
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Kevin M. McMahon
Name: Kevin M McMahon
Title: managing Director

COMERICA BANK

By:	/s/ Craig A. Nelson
Name: CRAIG A NELSON
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Julien Michaels
Name: JULIEN MICHAEIS
Title: VICE PRESIDENT

THE BANK OF NOVA SCOTIA

By:	/s/ Ed Ko fman
Name: Ed Ko fman
Title: Director

BNP PARIBAS

By:	/s/ Jean Plassard	/s/ James F.McCann
Name:
Title:

RATIFICATION OF GUARANTY

Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Fourth Amendment as of March 25, 2002, and agrees that the applicable Guaranty from such Guarantor dated as of October 29, 2001, December 20, 2001 and December 24, 2001, as applicable, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

PEREGRINE REMEDY, INC.

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

TELCO RESEARCH CORPORATION

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

HARBINGER HOLDINGS, INC.

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

PEREGRINE E-MARKETS, INC.

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

PEREGRINE DIAMOND, INC.

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

PEREGRINE CONNECTIVITY, INC..

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

PEREGRINE ONTARIO BLUE JAYS, INC.

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

PEREGRINE CALIFORNIA PADRES, INC.

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

BALLGAME ACQUISITION CORPORATION

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

OCTOBER ACQUISITION CORPORATION

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary

PEREGRINE BODHA, INC.

By:	/s/ Eric P. Deller
	Name:	Eric P. Deller
	Title:	Secretary